UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2019

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11780 U.S. Highway One, Suite 600,
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2019, Dycom Industries, Inc. (the “Company”) held a webcast and conference call to review its fiscal 2019 fourth quarter and annual results and provide forward guidance. A copy of the transcript is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In response to a question on the webcast and conference call about the outlook for EBITDA margin in the next fiscal year, Steven Nielsen, the Company’s President and Chief Executive Officer, indicated that in a good year, the Company achieved double-digit EBITDA margin. Mr. Nielsen and the Company would like to clarify that historically in a good environment, the Company has experienced EBITDA margin in the mid-teens. This Current Report on Form 8-K shall serve as a revision of the statements made by the Company on February 27, 2019, and this revision has been reflected in the transcript that has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The transcript contains the financial measures of Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Net Income, Non-GAAP Adjusted Diluted Earnings per Common Share, Non-GAAP Adjusted Diluted Shares, and certain amounts relating to organic contract revenue, which are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Non-GAAP Adjusted EBITDA, defined by the Company as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items, is not a recognized term under generally accepted accounting principles (“GAAP”) and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Non-GAAP Adjusted Net Income is not a recognized term under GAAP and does not purport to be an alternative to GAAP net income. Non-GAAP Adjusted Diluted Earnings per Common Share is not a recognized term under GAAP and does not purport to be an alternative to GAAP diluted earnings per common share. Non-GAAP Adjusted Diluted Shares is not a recognized term under GAAP and does not purport to be an alternative to GAAP diluted shares. Organic contract revenue is not a recognized term under GAAP and does not purport to be an alternative to GAAP contract revenue. Because all companies do not use identical calculations, the presentation of these Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. The Company believes these Non-GAAP financial measures provide information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. A reconciliation of these Non-GAAP financial measures to the most directly comparable GAAP measures is provided in the conference call materials referred to on the webcast and conference call, a copy of which has been furnished as Exhibit 99.1 to the Company’s Form 8-K previously filed with the Securities and Exchange Commission on February 27, 2019.

The information in the preceding paragraphs, as well as Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 (the “Securities Act”) if such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On February 27, 2019, the Company held a webcast and conference call to review its fiscal 2019 fourth quarter and annual results and provide forward guidance. A copy of the transcript is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The transcript contains the financial measures of Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Net Income, Non-GAAP Adjusted Diluted Earnings per Common Share, Non-GAAP Adjusted Diluted Shares, and certain amounts relating to organic contract revenue, which are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Non-GAAP Adjusted EBITDA, defined by the Company as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items, is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Non-GAAP Adjusted Net Income is not a recognized term under GAAP and does not purport to be an alternative to GAAP net income. Non-GAAP Adjusted Diluted Earnings per Common Share is not a recognized term under GAAP and does not purport to be an alternative to GAAP diluted earnings per common share. Non-GAAP Adjusted Diluted Shares is not a recognized term under GAAP and does not purport to be an alternative to GAAP diluted shares. Organic contract revenue is not a recognized term under GAAP and does not purport to be an alternative to GAAP contract revenue. Because all companies do not use identical calculations, the presentation of these Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. The Company believes these Non-GAAP financial measures provide information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. A reconciliation of these Non-GAAP financial measures to the most directly comparable GAAP measures is provided in the conference call materials referred to on the webcast and conference call, a copy of which has been furnished as Exhibit 99.1 to the Company’s Form 8-K previously filed with the Securities and Exchange Commission on February 27, 2019.

The information in the preceding paragraphs, as well as Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references this Current Report on Form 8-K.

Forward Looking Statements

The transcript of Dycom Industries, Inc.’s webcast and conference call held on February 27, 2019 (the “Transcript”) included in this Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements include those related to the outlook for the quarter ending April 27, 2019, and also include statements related to Non-GAAP financial information referred to in the Transcript. Forward-looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Current Report on Form 8-K. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and include business and economic conditions and trends in the telecommunications industry affecting the Company’s customers, fluctuations in customer capital budgets and spending priorities, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, preliminary purchase price allocations of acquired businesses, expected benefits and synergies of acquisitions, the future impact of any acquisitions or dispositions, adjustments and cancellations related to the Company’s backlog, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, and the other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake to update forward-looking statements except as required by law.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

99.1	Transcript of Dycom Industries, Inc.’s webcast and conference call held on February 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 2019

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
Name:	Richard B. Vilsoet
Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary